Nuveen
               Closed-End
          Exchange-Traded
                    Funds


Nuveen REAL ESTATE INCOME Fund

                         High current income from
                         a portfolio of securities of
                         real estate companies



JRS
April 30, 2002
SEMIANNUAL REPORT


THE NUVEEN
INVESTOR
SEE PAGE 5

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

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Registering for electronic access is easy and only takes a few minutes. (see
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

Photo of: TIMOTHY R. SCHWERTFEGER
          CHAIRMAN OF THE BOARD



SIDEBAR TEXT: "I URGE YOU TO CONSIDER RECEIVING FUTURE FUND REPORTS AND OTHER INFORMATION ELECTRONICALLY... SEE THE INSIDE FRONT COVER OF THIS REPORT FOR DETAILED INSTRUCTIONS."



Dear SHAREHOLDER

I am pleased to report that since the inception of your Fund in November 2001, the Nuveen Real Estate Income Fund has met its primary objective of providing attractive monthly income, while at the same time offering opportunities to reduce overall portfolio volatility. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Performance Overview sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy - see the inside front cover of this report for detailed instructions.

In addition to providing you with steady income, your Nuveen Real Estate Income Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by a seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In uncertain markets like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes this Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

June 15, 2002

NUVEEN REALESTATE INCOME FUND (JRS)


Managers' PERSPECTIVE

The Nuveen Real Estate Income Fund was introduced in November 2001 and is managed by a team of real estate investment professionals at Security Capital Research & Management Incorporated, an indirect affiliate of General Electric Capital Services, Inc. Tony Manno, Ken Statz and Kevin Bedell, who each have more than 15 years' experience in managing real estate investments, lead the team. Here the Security Capital Research & Management team reviews the economic environment and performance of the Fund since its inception.



WHAT WERE THE MAJOR ECONOMIC DRIVERS OF THE U.S. REAL ESTATE MARKET DURING THIS REPORTING PERIOD AND HOW DID THEY AFFECT THE REIT MARKET?
During the period since the Fund's inception in November 2001, a generally weak but slowly improving economy helped create conditions favorable for strong absolute and relative performance for real estate stocks. In a challenging overall economic environment with increased market focus on income quality and transparency, we think investors were drawn to the underlying cash flow, dividends and attractive valuations of many real estate common and preferred shares.

However, despite the relatively strong price performance of the REIT market, the actual fundamentals of most commercial properties weakened significantly over the past six months. Real estate is a cyclical business that responds with a lag to changes in employment levels and corporate profitability trends. We have not been surprised at current weakness in fundamental trends. Rather, we've been encouraged by the lack of widespread overbuilding in most areas. We believe this has limited profitability erosion in this industry to levels well below past recessionary periods.

Looking specifically at some major types of properties:

o Apartment occupancy levels in many markets face continued pressure as a buoyant single-family housing market is leading more renters to become homeowners. This has magnified the overall loss of renters due to a weak job market.

o Office market rent and occupancy levels have been hit hard by a depressed business economy that has slowed new leasing dramatically and caused a flood of tech- and telecom-related sublet space to hit the market.

o The hotel industry, while still experiencing a reduction in business travel demand after September 11, has evidenced a sustained improvement due to a return of leisure travel to more normal levels.

o Retail occupancy rates and rent levels have remained strong as a result of resilient consumer spending and strong demand from retailers for more space. Despite the well-publicized news of the Kmart bankruptcy, overall retailer bankruptcy levels have stayed below those of past recessionary periods.

WHAT WERE THE KEY STRATEGIES AND TACTICS USED TO MANAGE JRS OVER THIS PERIOD?
We completed the Fund's initial investment phase in March 2002. The completed program resulted in approximately a 35% allocation to preferred securities and a 65% allocation to common shares, roughly the weightings we contemplated at the beginning of the process in November 2001. About 63% of total ratable assets at the end of March 2002 were of investment-grade quality.

The investment climate since the Fund's inception has been competitive, as the Federal Reserve's continued policy of lowering short-term interest rates has fueled investor demand for income. Our strategy from the outset was to aggressively invest the more- liquid common stock portion of the target portfolio as soon as possible and to opportunistically participate in preferred share initial public offerings (IPO's) to complete the less-liquid ratable securities portion. We believe this strategy has worked well, given the subsequent significant rise in prices of many of the common stocks purchased soon after the initial public offering in mid-November.

Since March 2002, we have selectively added to JRS's preferred positions by participating in a number of offerings. Money for these purchases came from reducing JRS's positions in some common stocks that had appreciated above our target valuations. The ability to maneuver JRS between these two distinct securities markets based on their relative pricing is an important part of our strategy to try to achieve both income and capital appreciation. As of April 30, 2002, JRS's preferred allocation had increased to 40%, due to this reallocation of capital.

WERE THERE ANY SPECIFIC AREAS OR TYPES OF PROPERTIES YOU FOCUSED ON
IN PARTICULAR?
As of April 30, 2002, we believe the portfolio was well diversified as we worked to reduce the Fund's exposure to an adverse event that might affect one or a small group of issuers. One area we specifically avoided in our initial portfolio was hotel-related securities. We had "red-lined" these due to the very unsettled demand outlook for hotels after September 11. However, we think the demand picture has clarified since November and hotel companies have continued to pay the dividends on their preferred securities. Though most have sharply reduced their dividends on common stock, our confidence in the preferred dividend outlook for this sector has improved and the current portfolio has a 2.7% allocation to hotel company preferred stock.

HOW HAS THE FUND PERFORMED OVER THIS PERIOD?
For the period from its inception in November 2001 through April 30, 2002, the Fund produced an 11.68% return on net asset value. This compares with a 12.91% return over the same period for the Wilshire Real Estate Securities Index, an unmanaged index comprised of publicly traded REITs and real estate operating companies. Part of the JRS return comes from its monthly dividend, which the Fund began paying in February 2002.

As of April 30, 2002, the Fund's share price had risen to $15.97 from its IPO price of $15.00. It was trading at a 2.77% premium above its net asset value per share as of that date.

WHAT IS YOUR STRATEGY GOING FORWARD OVER THE NEXT YEAR OR SO?
Our strategy of managing JRS for maximum income and capital appreciation over the next year will mainly be achieved by adjusting, as needed, the allocations between common and preferred securities. After a sustained period of economic weakness during which an income focused strategy has been appropriate, we expect the forward investment environment to shift from weakness to moderate growth. We also expect the Federal Reserve's posture on short-term interest rates to shift from the aggressive lowering of short-term rates to a new policy of increasing short-term rates as the economy recovers. This outlook suggests that JRS's preferred allocation, the most interest rate sensitive area of the portfolio, may need to be pruned back in favor of growth-oriented common real estate securities, depending on the ultimate strength of the economy. However, we also may opportunistically increase the common stock exposure of JRS if the economic recovery develops more strength than current consensus expectations.

WHAT IS YOUR OUTLOOK FOR THE REAL ESTATE MARKETS FOR THE NEXT YEAR OR SO?
Our current outlook for real estate markets over the next year is for a gradual improvement in occupancy rates for the more cyclically sensitive office, multi-family, and hotel companies and continued strong occupancy and rental rate levels for retail-oriented companies. Despite the lack of near-term visibility on the pace of the current economic rebound, most companies are confirming earnings guidance for modest growth in 2002 with a significant acceleration in growth possible in the second half of 2003. The current sharp decline in new construction starts, which will limit new supply in 2003 and 2004, is a cause for a more optimistic outlook for real estate fundamentals during the next two years.

Our outlook for real estate stocks in general over the next twelve months is for a 10% to 12% total rate of return. More than half of this return we believe will come from well-supported dividend yields of 6% to 8%, while the remaining return will come from capital appreciation in line with current earnings growth expectations of 2% to 5%. We believe our view is supported by: 1) the modest valuation levels for most of these securities compared to historical averages;
2) investor expectations for growth that we believe are realistic and confirmed by company earnings guidance; and 3) an ongoing shift in investor demand toward commercial real estate for the potential income and diversification benefits it offers in a more sober investment environment.

We believe JRS is well positioned to take advantage of these developments, and that the Fund continues to offer investors opportunities for strong returns and portfolio diversification.

NUVEEN REAL ESTATE INCOME FUND


Performance
  OVERVIEW As of April 30, 2002

JRS


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.97
--------------------------------------------------
Common Share Net Asset Value                $15.54
--------------------------------------------------
Net Assets Attributable to
Common Shares ($000)                      $436,761
--------------------------------------------------
Latest Dividend per Share                  $0.1125
--------------------------------------------------

TOP 5 COMMON                            % OF TOTAL
STOCK HOLDINGS                         INVESTMENTS
--------------------------------------------------
Mack-Cali Realty Corporation                 6.31%
--------------------------------------------------
Post Properties, Inc.                        5.57%
--------------------------------------------------
HRPT Properties Trust                        5.17%
--------------------------------------------------
First Industrial Realty Trust, Inc.          4.99%
--------------------------------------------------
The Macerich Company                         4.60%
--------------------------------------------------

                                        % OF TOTAL
TOP 5 INDUSTRIES                    STOCK HOLDINGS
--------------------------------------------------
Office                                      34.68%
--------------------------------------------------
Retail                                      21.63%
--------------------------------------------------
Multifamily                                 18.78%
--------------------------------------------------
Healthcare                                  13.70%
--------------------------------------------------
Industrial                                   7.71%
--------------------------------------------------

TOTAL RETURN
SINCE INCEPTION
--------------------------------------------------
                              Market           NAV
--------------------------------------------------
Since 11/15/01                 9.61%        11.68%
--------------------------------------------------

2002 MONTHLY DIVIDENDS PER SHARE

1/02                     0.1125
2/02                     0.1125
3/02                     0.1125
4/02                     0.1125


SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
11/16/01                 15.25
                         15.07
                         15.09
                         15.14
                         15.01
                         15.05
                         15.13
                         15.06
                         15.16
                         15.13
                         15.06
                         15.12
                         15.34
                         15.1
                         14.92
                         15.2
                         15.4
                         15.47
                         15.34
                         15.66
                         15.75
                         15.8
                         15.99
4/30/02                  15.98

PHOTO OF: 2 boys walking with baseball mitts and bat.


THE NUVEEN
INVESTOR

BOND SURVEILLANCE - A HIGH PRIORITY AT NUVEEN
The Enron scandal has raised numerous questions about the real value of American securities. Investors want to know what safeguards are in place to inspire their trust and ensure their holdings are dependable. The Nuveen Investor recently spoke with David Blair, Assistant Vice President and Senior Analyst at Nuveen, about the research and surveillance processes used for Nuveen funds.

HOW DO NUVEEN'S RESEARCH ANALYSTS EVALUATE BONDS PRIOR TO PURCHASE?
We evaluate factors impacting market sectors, issuers and specific bonds and assign credit ratings to bonds we consider for purchase. We seek to purchase bonds with stable and improving credit characteristics, which have attractive prices and yields relative to other bonds in their sectors.

HOW DO YOU CONDUCT YOUR RESEARCH?
We conduct detailed analyses that often involve site visits and discussions with managers of the projects being financed. Since Nuveen is a major investor with large buying power, issuers and project managers are willing to listen to us and respond to our concerns.

IS THE RESEARCH AND ANALYSIS PROCESS ANY DIFFERENT WHEN CONSIDERING HIGH-YIELD BONDS?
Up to 20 percent of some funds can be invested in below investment grade bonds to help the fund attain a higher yield. This underscores the need for research. If one of our 16 analysts believes a high-yield bond should be purchased, a second analyst reviews the issue as well.

HOW DO YOU MONITOR THE VARIOUS BONDS ONCE THEY'VE BEEN PURCHASED?
We have a proprietary database with information and analysis on the bonds Nuveen holds in its funds. Among other things, we are able to evaluate risk exposure to sectors, issuers and specific bonds on an on-going basis.

HOW DOES THE RESEARCH DEPARTMENT COMMUNICATE THE INFORMATION GATHERED?
We conduct biweekly meetings within the research department and weekly meetings with portfolio managers. We also write-up our findings and distribute them with "buy," "hold" or "sell" recommendations to portfolio managers.

                                                           (continued on page 7)


     Volume ONE 2002
     INSIDE
5    Bond Surveillance -
     A High Priority at Nuveen

6    Is it Time to Rethink
     Your Bond Strategy?

7    Many Investors Continue
     to Find Solutions with Professional Advice

8    Fund Reports
     Available Online

8    ETFConnect:
     The Source for All Exchange-Traded Funds
     (C)2002 Nuveen Investments.
     All rights reserved.


LOGO: NUVEEN Investments

IS IT TIME TO RETHINK YOUR BOND STRATEGY?
Significant stock market losses in recent history have sent many investors toward bonds as a way to potentially cut their losses and balance equity-dominated portfolios. While many consider bonds a set-and-forget investment, there are several circumstances that might prompt you to reassess -- and perhaps revamp -- your bond holdings.

TAX BRACKET CHANGES
The Economic Growth and Tax Relief Reconciliation Act of 2001 has dropped tax brackets a percentage point this year, but a higher salary, large bonus, sale of assets or retirement may push you into a higher tax bracket for 2002.

If you are in a higher tax bracket and want to generate an income stream without raising your tax burden, tax-free municipal bonds may be a prudent option. Even if you are in a lower tax bracket, municipal bonds could make sense. The question is whether municipal or taxable bonds will deliver a better taxable yield.

RETIREMENT PLANS CHANGE
Whether you are near retirement or are currently enjoying it, you may want to consider rebalancing your retirement accounts with less stock and more bonds, to potentially reduce risk and try to preserve the assets that you have accumulated. If you are just entering retirement you may want to make tax-free municipal bonds a part of your portfolio to emphasize income generation and protection from taxation.

RISK TOLERANCE CHANGES
The recent market volatility and market downturn may have caused many investors to reevaluate their tolerance for risk. On the other hand, your portfolio might have performed well over the last few years and you may not need to take on extra risk to meet your long-term goals. In either situation you could take a look at your bond portfolio and determine whether you need to make changes to correspond with your tolerance for risk.

PORTFOLIO CHANGES
If you make significant changes to one or more of your investments, you'll want to look at your portfolio as a whole, particularly with regard to overall asset allocation. You may need to do some rebalancing to stay on track with your investment strategy.

Your financial advisor can help. Regardless of how your circumstances change, he or she can provide up-to-date information on the bond market and various funds to help you decide how to maximize your returns consistent with your short- and long-term financial goals.

No investment is risk free and some investments carry more risk than others. It is important to know what the risks are, to evaluate them against any potential rewards, and to determine your tolerance for risk when selecting an investment.


Photo of: bridge to lighthouse

Photo of: 2 toddlers playing

The Nuveen Investor Vol 02.1

LOGO: Nuveen Investments

MANY INVESTORS CONTINUE TO FIND SOLUTIONS WITH PROFESSIONAL ADVICE
For many investors, current financial markets are confusing and frustrating. According to research conducted for the Forum for Investor Advice*, that's the number one reason many turn to a financial advisor. They want someone to suggest ideas and provide consultation, dialogue and professional advice.

Investors say their advisors are helpful in other key ways, including...

O Saving time. After consultation, investors note that the second most important reason for using an advisor is to have someone else monitor their portfolio, reducing the amount of time they spend on investing.

O Help in sorting through information. Investors in the 21st century have more products from which to choose than in the past. For example, there are approximately 8,000 mutual funds today, up from 3,000 in 1990.

O Assistance in setting financial goals. According to investors who use a financial advisor, they are more likely to have a plan for a specific financial goal than do-it-yourself investors.

O Staying focused. Advisor-assisted investors are more likely than do-it-yourself investors to have developed a comprehensive investment program.

O Peace of mind. Investors say their comfort level in all types of markets is higher when using an advisor for a "second opinion" on an investment decision.

*The survey of 324 investors was conducted in December of 2000 by Market Facts and analyzed by New York based Neuwirth Research. Of the 324, 166 said they had an ongoing relationship with a financial advisor, while 157 described themselves as do-it-yourselfers.


--------------------------------------------------------------------------------
(continued from page 5)


HOW ARE PROBLEM BONDS IDENTIFIED AND HANDLED?
We conduct surveillance on our bonds on a regular basis to ensure, among other things, that deteriorating bonds are identified early. We then discuss any emerging problems and potential courses of action with the portfolio manager.


HOW MANY ISSUES DOES THE RESEARCH DEPARTMENT FOLLOW?
We follow 12 sectors and 1,500 uninsured bonds, worth about $18 billion of Nuveen's $45 billion in total municipal assets. The remaining $27 billion in municipal assets are insured or escrowed (backed by Treasury bonds). For the insured bonds, we monitor closely on a regular basis the insurers guaranteeing the bonds.

WILL RESEARCH AND SURVEILLANCE CHANGE IN LIGHT OF PROBLEMS WITH ENRON
SECURITIES?
Overall, our investment process and surveillance have worked well and been effective. However, we meet as a group on a regular basis and are constantly evaluating ways to improve the process to respond to issues and the market environment.

Photo of: Woman and girl looking at photo album.

The Nuveen Investor Vol 02.1

LOGO: Nuveen Investments

LOOK AHEAD...

FUND REPORTS AVAILABLE ONLINE
Nuveen Fund information is now available online. Once you register, you'll receive an e-mail notice with a link to your Fund's reports and other information just as soon as it is ready. Registering takes only a few minutes.

If you receive statements from a brokerage firm or financial advisor, go to WWW.INVESTORDELIVERY.COM. Enter your personal 13-character enrollment number imprinted on the address sheet of this report near your name. From the options on the follow-up page, select the New Enrollment-Create screen. Once there, enter your e-mail address and a personal, four-digit PIN. Hit the Submit button. Confirm the information you entered is correct, then hit Submit again.


[picture of InvestorDelivery.com website]


If you receive statements directly from Nuveen, go to WWW.NUVEEN.COM. Select the Access Your Account tab, then select E-Report Enrollment. Finally, click on the Enrollment Page. Once there, you'll need to provide your social security number and e-mail address. Click on Enroll.


[picture of nuveen.com website]


After registering, you should receive a confirming e-mail within 24 hours. If not, repeat these steps to ensure all information is accurate. You can use this same process if you need to change your registration information or want to cancel Internet viewing. The e-mail address you provide is strictly confidential and will only be used to notify you of shareholder information.


--------------------------------------------------------------------------------
The information in this newsletter should not be construed as specific tax or investment advice. Contact your advisor for information about your particular situation.
--------------------------------------------------------------------------------


ETFCONNECT: THE SOURCE FOR ALL EXCHANGE-TRADED FUNDS
Last fall, Nuveen launched ETFConnect, the industry's first website featuring all-encompassing information on exchanged-traded funds. Whatever you're looking for in the world of Index ETFs or Closed-End Exchange-Traded Funds - prices, NAVs, dividend information, performance histories, new developments - this is the place. Highlights include Quick Facts sheets for more than 500 funds, a multi-fund search capability, website links, a list of fund sponsors, tools for portfolio tracking, and a continually updated education center. Check out WWW.ETFCONNECT.COM.



[picture of etfconnect.com website]

The Nuveen Investor Vol 02.1

logo: Nuveen Investments


                         Nuveen Real Estate Income Fund (JRS)

                         Portfolio of
                                INVESTMENTS April 30, 2002 (Unaudited)

                                                                                                                              MARKET
       SHARES   DESCRIPTION                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 84.1%


                HEALTHCARE - 17.7%

      634,000   Health Care Property Investors, Inc.                                                                $     25,886,220
    1,417,600   Nationwide Health Properties, Inc.                                                                        26,367,360
    1,740,300   Senior Housing Properties Trust                                                                           25,042,917

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL - 7.0%

      909,800   First Industrial Realty Trust, Inc.                                                                       30,632,966

------------------------------------------------------------------------------------------------------------------------------------
                MULTIFAMILY - 11.2%

      189,800   Amli Residential Properties Trust                                                                          4,820,920
      320,700   Gables Residential Trust                                                                                   9,941,700
    1,006,900   Post Properties, Inc.                                                                                     34,224,531

------------------------------------------------------------------------------------------------------------------------------------
                OFFICE - 28.9%

    1,084,500   Brandywine Realty Trust                                                                                   25,908,705
      235,500   Glenborough Realty Trust Incorporated                                                                      5,286,975
      856,100   Highwoods Properties, Inc.                                                                                24,073,532
    3,658,900   HRPT Properties Trust                                                                                     31,759,252
    1,181,500   Mack-Cali Realty Corporation                                                                              38,753,200

------------------------------------------------------------------------------------------------------------------------------------
                RETAIL - 19.3%

      513,800   Federal Realty Investment Trust                                                                           13,846,910
      310,000   Heritage Property Investment Trust                                                                         7,641,500
      771,700   IRT Property Company                                                                                       9,322,136
      961,500   The Macerich Company                                                                                      28,220,025
    1,285,500   New Plan Excel Realty Trust                                                                               25,131,525
------------------------------------------------------------------------------------------------------------------------------------

                Total Common Stocks (cost $341,148,082)                                                                  366,860,374
                --------------------------------------------------------------------------------------------------------------------

                PREFERRED STOCKS - 53.5%

                DIVERSIFIED - 0.7%

                Colonial Properties Trust:
       33,100    Series A, 8.750%                                                                                            830,479
       25,100    Series C, 9.250%                                                                                            657,620
       31,000   Duke Realty Corporation - Series B, 7.990%                                                                 1,535,470

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 1.1%

       46,530   Health Care Property Investors, Inc. - Series B, 8.700%                                                    1,170,230
       60,800   Healthcare Realty Trust, Inc. - Series A, 8.875%                                                           1,536,416
       29,562   Nationwide Health Properties, Inc. - Series A, 7.677%                                                      2,291,055

------------------------------------------------------------------------------------------------------------------------------------
                HOTEL - 3.8%

      600,000   LaSalle Hotel Properties - Series A, 10.250%                                                              15,900,000
       29,300   FelCor Lodging Trust Inc. - Series B, 9.000%                                                                 729,570

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL - 3.6%

      147,400   Liberty Property Trust - Series A, 8.800%                                                                  3,686,474
      482,523   PS Business Parks, Inc. - Series F, 8.750%                                                                11,966,570


                         Nuveen Real Estate Income Fund (JRS) (continued)

                                Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

                                                                                                                             MARKET
       SHARES   DESCRIPTION                                                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                MULTIFAMILY - 14.6%

                Apartment Investment & Management Company:
       91,600    Series G, 9.375%                                                                                   $     2,340,380
       59,400    Series H, 9.500%                                                                                         1,514,700
      225,600    Series P (Convertible), 9.000%                                                                           5,718,960
       51,050    Series Q, 10.100%                                                                                        1,332,405
      835,800    Series R, 10.000%                                                                                       21,814,380
    1,000,000   Home Properties of New York, Inc. - Series F, 9.000%                                                     26,650,000
       60,000   Post Properties, Inc. - Series A, 8.500%                                                                  3,120,000
       51,300   United Dominion Realty Trust, Inc. - Series B, 8.600%                                                     1,336,365

-----------------------------------------------------------------------------------------------------------------------------------
                OFFICE - 18.9%

      233,300   Alexandria Real Estate Equities, Inc. - Series B, 9.100%                                                  6,019,140
                CarrAmerica Realty Corp.:
      628,800    Series B, 8.570%                                                                                        15,814,320
      503,800    Series C, 8.550%                                                                                        12,670,570
    1,085,100   Crescent Real Estate Equities Company - Series A (Convertible), 6.750%                                   21,712,851
      136,500   Glenborough Realty Trust Incorporated - Series A (Convertible), 7.750%                                    3,071,250
                Highwoods Properties, Inc.:
       11,907    Series A, 8.625%                                                                                        11,170,314
       33,600    Series B, 8.000%                                                                                           816,480
      167,900   HRPT Properties Trust - Series A, 9.875%                                                                  4,373,795
       92,881   Parkway Properties, Inc. - Series A, 8.750%                                                               2,351,747
      187,500   Reckson Associates Realty Corporation - Series A (Convertible), 7.625%                                    4,509,375

-----------------------------------------------------------------------------------------------------------------------------------
                RETAIL - 10.5%

       49,000   Developers Diversified Realty Corporation - Series C, 8.375%                                              1,212,750
    1,200,000   Federal Realty Investment Trust - Series B, 8.500%                                                       29,940,000
      237,300   Glimcher Realty Trust - Series B, 9.250%                                                                  5,932,500
                New Plan Excel Realty Trust:
       99,100    Series B, 8.625%                                                                                         2,472,545
       21,000    Series D, 7.800%                                                                                         1,041,470
       50,000   Simon Property Group, Inc. - Series B (Convertible), 6.500%                                               4,572,500
       24,500   Taubman Centers, Inc. - Series A, 8.300%                                                                    585,550

-----------------------------------------------------------------------------------------------------------------------------------
                STORAGE - 0.3%

                Shurgard Storage Centers, Inc.:
       30,000    Series C, 8.700%                                                                                           772,800
       24,600    Series D, 8.750%                                                                                           637,140
-----------------------------------------------------------------------------------------------------------------------------------

                Total Preferred Stocks (cost $227,682,331)                                                              233,808,171
                -------------------------------------------------------------------------------------------------------------------


                SHORT-TERM INVESTMENTS - 3.0%

   13,241,213   J.P. Morgan Prime Money Market Fund, effective yield of 1.780%                                           13,241,213
=============----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $582,071,626) - 140.6%                                                          613,909,758
-----------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.2)%                                                                   (5,148,666)
-----------------------------------------------------------------------------------------------------------------------------------
                Taxable Auctioned Preferred Shares, at Liquidation Value - (39.4)%                                     (172,000,000)
-----------------------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $    436,761,092
===================================================================================================================================



                                 See accompanying notes to financial statements.


                         Statement of
                              ASSETS AND LIABILITIES April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------------------------

ASSETS
Investments, at market value (cost $568,830,413)                                      $600,668,545
Temporary investments in short-term securities, at amortized cost, which
   approximates market value                                                            13,241,213
Dividends and interest receivable                                                        1,870,779
Other assets                                                                                 9,659
--------------------------------------------------------------------------------------------------
      Total assets                                                                     615,790,196
--------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                             471,177
Payable for investments purchased                                                        2,125,398
Interest rate swaps, at fair value                                                         478,432
Accrued expenses:
   Management fees                                                                         301,987
   Organization and offering costs                                                         339,311
Other                                                                                      113,918
Taxable Auctioned Preferred share dividends payable                                         36,818
Common share dividends payable                                                           3,162,063
--------------------------------------------------------------------------------------------------
      Total liabilities                                                                  7,029,104
--------------------------------------------------------------------------------------------------
Taxable Auctioned Preferred shares, at liquidation value                              $172,000,000
--------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                $436,761,092
==================================================================================================
Common shares outstanding                                                               28,107,228
==================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                               $      15.54
==================================================================================================



NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
--------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                               $    281,072
Paid-in surplus                                                                        399,494,920
Balance of undistributed net investment income                                           2,026,165
Accumulated net realized gain from investment transactions                               3,368,400
Net unrealized appreciation of investments and interest rate swap transactions          31,590,535
--------------------------------------------------------------------------------------------------
Net assets applicable to Common Shares                                                $436,761,092
==================================================================================================
Authorized shares:
   Common                                                                                Unlimited
   Preferred                                                                             Unlimited
==================================================================================================


                                 See accompanying notes to financial statements.


                         Statement of
                               OPERATIONS For the Period November 15, 2001
                         (commencement of operations) through April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                              $17,503,119
Interest                                                                                   658,605
--------------------------------------------------------------------------------------------------
Total investment income                                                                 18,161,724
--------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                          2,150,878
Taxable Auctioned Preferred shares - auction fees                                          129,589
Taxable Auctioned Preferred shares - dividend disbursing agent fees                         12,055
Shareholders' servicing agent fees and expenses                                              4,934
Custodian's fees and expenses                                                               46,898
Trustees' fees and expenses                                                                  3,866
Professional fees                                                                           10,448
Shareholders' reports - printing and mailing expenses                                       25,436
Stock exchange listing fees                                                                    786
Investor relations expense                                                                   5,613
Other expenses                                                                               4,709
--------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                     2,395,212
   Custodian fee credit                                                                        (94)
   Expense reimbursement                                                                  (719,442)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,675,676
--------------------------------------------------------------------------------------------------
Net investment income                                                                   16,486,048
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investment transactions                                           3,368,400
Change in net unrealized appreciation of investments                                    31,838,132
Change in net unrealized appreciation (depreciation) of interest
   rate swap transactions                                                                 (247,597)
--------------------------------------------------------------------------------------------------
Net gain from investments                                                               34,958,935
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO TAXABLE AUCTIONED PREFERRED SHAREHOLDERS
From undistributed net investment income                                                  (967,803)
--------------------------------------------------------------------------------------------------
NET INTEREST RATE SWAP PAYMENTS                                                           (843,875)
--------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                 $49,633,305
==================================================================================================


                                 See accompanying notes to financial statements.


                         Statement of
                               CHANGES IN NET ASSETS For the Period
                         November 15, 2001 (commencement of operations) through
                         April 30, 2002 (Unaudited)

-------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                $ 16,486,048
Net realized gain from investment transactions                                          3,368,400
Change in net unrealized appreciation of investments                                   31,838,132
Change in net unrealized appreciation (depreciation) of interest
   rate swap transactions                                                                (247,597)
Distributions to Taxable Auctioned Preferred Shareholders from undistributed
   net investment income                                                                 (967,803)
Net interest rate swap payments                                                          (843,875)
-------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                 49,633,305
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From undistributed net investment income                                              (12,648,205)
-------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to
   Common shareholders                                                                (12,648,205)
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                   401,689,500
   Net proceeds from shares issued to shareholders due to reinvestment
      of distributions                                                                      3,425
Taxable Auctioned Preferred shares offering costs                                      (2,017,208)
-------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from capital share transactions                                                    399,675,717
-------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares                                436,660,817
Net assets applicable to Common shares at the beginning of period                         100,275
-------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                          $436,761,092
=================================================================================================
Balance of undistributed net investment income at the end of period                   $ 2,870,040
=================================================================================================



                                 See accompanying notes to financial statements.


                         Notes to
                                FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Fund covered in this report and its corresponding American Stock Exchange symbol is Nuveen Real Estate Income Fund (JRS) (the "Fund"). Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, and the recording of the organizational expenses ($15,000) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts ("REITs"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the mean of the closing bid and asked price. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, may establish a fair value for the security.

Because the Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on an accrual basis.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders
Net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income or distributions in excess of net realized gains, where applicable.

Taxable Auctioned Preferred Shares
The Fund has issued and outstanding 1,720 Series M, 1720 Series T, 1,720 Series W and 1,720 Series F $25,000 stated value Taxable Auctioned Preferred shares. The dividend rate on each series may change every seven days, as set by the auction agent.

Interest Rate Transactions
The Fund is authorized to enter into hedging transactions including interest rate swap transactions. The Fund uses interest rate swaps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fundvariable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the swap. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the Fund's net payment obligations under any interest rate swap transactions. Interest rate swap positions are marked to market daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the risks associated with interest rate swap transactions by entering into agreements only with firms the Adviser deems to be of good standing.

At April 30, 2002, the Fund had open interest rate swap agreements with Citibank NA as follows:

       NOTIONAL                                              TERMINATION                       UNREALIZED
         AMOUNT           FIXED RATE      FLOATING RATE*            DATE      APPRECIATION (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
    $43,000,000              4.0225%             1.8700%         2/06/05                        $ (35,771)
     43,000,000              4.8000              1.8700          2/06/07                         (109,370)
     43,000,000              5.1900              1.8700          2/06/09                         (102,456)
---------------------------------------------------------------------------------------------------------
                                                                                                $(247,597)
=========================================================================================================
*Based on LIBOR (London Interbank Offered Rate)

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Offering Costs
Nuveen Investments agreed to pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share. The Fund's share of offering costs ($843,000) were recorded as a reduction of the proceeds from the sale of shares.

Costs incurred by the Fund in connection with its offering of Taxable Auctioned Preferred shares ($2,017,208) were recorded as a reduction to paid-in surplus.

2. FUND SHARES
During the period November 15, 2001 (commencement of operations) through April 30, 2002, 28,100,000 Common shares and 6,880 Preferred shares were sold and 228 Common shares were issued to shareholders due to reinvestment of distributions.

3. DISTRIBUTIONS TO SHAREHOLDERS
The Fund declared a dividend distribution of $.1125 per Common share from its net investment income which was paid on June 3, 2002, to shareholders of record on May 15, 2002.

4. SECURITIES TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) during the period November 15, 2001 (commencement of operations) through April 30, 2002, aggregated $628,649,754 and $63,295,925, respectively.

At April 30, 2002, the cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

                         Notes to
                            FINANCIAL STATEMENTS (Unaudited) (continued)


5. UNREALIZED APPRECIATION (DEPRECIATION)
At April 30, 2002, net unrealized appreciation of investments for federal income tax purposes aggregated $31,838,132 of which $34,521,594 related to appreciated investments and $2,683,462 related to depreciated investments.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily managed assets of the Fund. "Managed assets" consists of the average daily net assets applicable to Common shares, assets attributable to Taxable Auctioned Preferred Shares and the principal amount of borrowings, if any.

AVERAGE DAILY MANAGED ASSETS                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $500 million                                                .9000%
For the next $500 million                                                 .8750
For the next $500 million                                                 .8500
For the next $500 million                                                 .8250
For net assets over $2 billion                                            .8000
================================================================================


The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Fund in an amount equal to .30% of the average daily managed assets for the period November 15, 2001 (commencement of operations) through November 30, 2006, .25% of the average daily managed assets for the year ended November 30, 2007, .20% of the average daily managed assets for the year ended November 30, 2008, .15% of the average daily managed assets for the year ended November 30, 2009, .10% of the average daily managed assets for the year ended November 30, 2010, and .05% of the average daily managed assets for the year ended November 30, 2011. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated ("Security Capital"), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

Subadvisor Acquisition
On May 14, 2002, GE Capital Corp., a wholly owned subsidiary of General Electric Co., acquired Security Capital Group Incorporated, the parent company of Security Capital, subadvisor to the Fund. Pursuant to the Investment Company Act of 1940, shareholders of the Fund are required to approve this change in the subadvisor. A special shareholder meeting to vote on this issue will be held during the 3rd quarter of 2002.


                         Financial
                                HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout the period:


                                                       Investment Operations                              Less Distributions
                                 ---------------------------------------------------------------  --------------------------------
                                                          Distributions  Distributions
                                                               from Net           from
                                                             Investment        Capital
                                                              Income to       Gains to                  Net
                    Beginning                        Net        Taxable        Taxable            Investment    Capital
                    Common                     Realized/      Auctioned      Auctioned             Income to   Gains to
                    Share        Net          Unrealized      Preferred      Preferred                Common     Common
                    Net Asset    Investment   Investment         Share-         Share-                Share-     Share-
                    Value        Income       Gain (Loss)       holders+       holders+    Total     holders    holders     Total
==================================================================================================================================
Year Ended 10/31:
2002(a)             $14.33       $.59         $1.24           $(.04)         $--           $1.79  $(.45)       $--          $(.45)
==================================================================================================================================

                                                                                  Total Returns
                                                                             ---------------------
                                          Offering
                                         Costs and
                                           Taxable                                           Based
                             Net         Auctioned      Ending                                  on
                        Interest         Preferred      Common                Based         Common
                            Rate             Share       Share     Ending        on      Share Net
                            Swap      Underwriting   Net Asset     Market    Market          Asset
                        Payments         Discounts       Value     Value      Value**         Value**
==================================================================================================
Year Ended 10/31:
2002(a)                    (.03)             $(.10)     $15.54    $15.97     9.61%          11.68%
==================================================================================================


                                                    Ratios/Supplemental Data
               ----------------------------------------------------------------------------------------------------
                                    Before Credit/Reimbursement      After Credit/Reimbursement***
                                 -----------------------------------------------------------------
                                                  Ratio of Net                       Ratio of Net
                                   Ratio of         Investment         Ratio of        Investment
                      Ending       Expenses          Income to         Expenses         Income to
                         Net     to Average            Average       to Average           Average
                      Assets     Net Assets         Net Assets       Net Assets        Net Assets
                  Applicable     Applicable         Applicable       Applicable        Applicable         Portfolio
                   to Common      to Common          to Common        to Common         to Common          Turnover
                 Shares (000)        Shares++           Shares++         Shares++          Shares++            Rate
===================================================================================================================
Year Ended 10/31:
2002(a)             $436,761           1.27%*             8.36%*           .89%*             8.74%*             13%
===================================================================================================================


                             Cumulative Taxable Auctioned
                          Preferred Stock at End of Period
                     --------------------------------------------
                       Aggregate       Liquidation
                          Amount        and Market          Asset
                     Outstanding             Value       Coverage
                            (000)        Per Share      Per Share
=================================================================
Year Ended 10/31:
2002(a)                 $172,000           $25,000        $88,483
=================================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++   Ratios do not reflect the effect of dividend payments to Taxable Auctioned
     Preferred Shareholders or the effect of the interest rate swap payments;
     income ratios reflect income earned on assets attributable to Taxable
     Auctioned Preferred Shares.

(a)  For the period November 15, 2001 (commencement of operations) through April
     30, 2002.


                                 See accompanying notes to financial statements.


Build Your Wealth
                  AUTOMATICALLY

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.


EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at 95% of the then-current market price or at net asset value, whichever is higher. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION


BOARD OF TRUSTEES
James F. Bacon
William E. Bennett
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

FUND MANAGER
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
P.O. Box 660086
Dallas, TX 75266-0086
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler
Chicago, IL

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended April 30, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
           FOR GENERATIONS


Photo of: John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Logo: NUVEEN Investments


Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                    FSA-6-4-02